OPPENHEIMER PENNSYLVANIA TAX-EXEMPT FUND
ANNUAL REPORT DECEMBER 31, 1995

[Picture of Shopping Couple]

''We want
investment
income
that won't
add to our
taxes.''

[Oppenheimer Logo]

NEWS

STANDARDIZED YIELD
--------------------------------------
For the 30 Days Ended 12/31/95:(4)

Class A

4.35%
--------------------------------------
Class B

3.82%
--------------------------------------
Class C

3.68%
--------------------------------------
This Fund is for people who need income that's exempt from taxes.

HOW YOUR FUND IS MANAGED
--------------------------------------------------------------------------------
Oppenheimer Pennsylvania Tax-Exempt Fund invests in a diversified portfolio of Pennsylvania municipal bonds. As a Fund shareholder, you receive income that is free from federal, Pennsylvania and in some cases, local school district income taxes.(1) Your dividends don't increase your taxable income the way taxable investments do, so you can keep more of what you earn.

     Pennsylvania Tax-Exempt Fund is managed by an experienced team of municipal bond specialists who research investments thoroughly before they are included in the Fund's portfolio.

PERFORMANCE
--------------------------------------------------------------------------------
Total return at net asset value for the 12 months ended 12/31/95 was 16.94% for Class A shares and 16.06% for Class B shares.(2)

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 12/31/95 and since inception of the Class on 9/18/89 were 11.39%, 6.98% and 7.04%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 5/1/93 were 11.06% and 3.82%, respectively.(3)

OUTLOOK
--------------------------------------------------------------------------------
"Our outlook remains positive. We believe that with favorable economic fundamentals such as moderate growth and low inflation, the coming year should be a good environment for municipal bonds."

                                             Robert Patterson, Portfolio Manager
                                                               December 31, 1995

Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.
2. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
3. Class A returns show results of hypothetical investments on 12/31/94, 12/31/90 and 9/18/89 (inception of class), after deducting the current maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 12/31/94 and 5/1/93 (inception of class), and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C cumulative total return since inception (8/29/95) was 4.55%. An explanation of the different performance calculations is in the Fund's prospectus.
4. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 12/31/95, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

2    Oppenheimer Pennsylvania Tax-Exempt Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Pennsylvania
Tax-Exempt Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Pennsylvania
Tax-Exempt Fund

Dear OppenheimerFunds Shareholder,

This has been a year in which performance has been strong for municipal bonds because potential obstacles became great opportunities for municipal bonds investors.

     Like most fixed-income securities, municipal bonds have enjoyed the benefits of declining long-term interest rates in 1995. When interest rates fall, outstanding municipal bonds generally appreciate in value. But what distinguished municipal bonds in 1995 was the relationship between their yields and taxable U.S. government bonds. Normally, a municipal bond yields about 80% of its taxable counterpart. For example, if a 30-year Treasury yields 6%, then a long-term municipal bond could be expected to yield about 4.80%. In 1995, that same municipal bond would yield as much as 5.50%.

     For taxpayers in the 36% income bracket, a 5.50% tax-free yield is the equivalent of receiving more than 8.5% on a taxable investment. At the same time, inflation is less than 3%. Indeed, municipal bonds are producing some of the best real, inflation-adjusted tax-free yields for some time.

     The reason for this opportunity is a potential obstacle to the municipal bond marketplace. There are several proposals in Congress for a "flat" tax, which would diminish the current advantage of municipal bonds because ordinary income would be taxed at a lower rate. While we can't be certain where these proposals will lead, we believe that the odds of significant tax reform adversely affecting municipal bonds in the near future are quite low. Indeed, the recent battles over the federal budget deficit suggest that passing sweeping tax legislation impacting so many different parties is a difficult proposition. In any case, the matter will almost certainly not be resolved until well after the November presidential election.

     The other potential concern in the municipal bond market was the bankruptcy of Orange County, California. Except for a few weeks early in 1995, most of the municipal bond market shrugged off these developments as an isolated incident. Nevertheless, Orange County had a positive side for municipal bond investors: there was a demand for additional financial disclosure by professional investors, and a tightening of credit requirements by the major rating agencies. The Orange County episode is a good reminder of the importance of diversification.

     With a stable economy, falling long-term interest rates, low inflation, and the high ratio of tax-free municipal bond yields to taxable U.S. government securities, we believe that municipal bonds continue to offer an attractive package to income-oriented investors. And a municipal bond fund offers the additional advantage of diversification, a goal that is difficult for most individual investors to accomplish by buying individual securities.

     Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.

/s/ JAMES C. SWAIN                           /s/ BRIDGET A. MACASKILL
------------------                           ------------------------
James C. Swain                               Bridget A. Macaskill

January 22, 1996

3    Oppenheimer Pennsylvania Tax-Exempt Fund

Q + A

Q How did the Fund
perform?

An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

1995 was a great year for munic-ipal bonds, which has translated into a great year for the Fund. We were able to capture appreciation as the market rallied, as well as to continue to pay tax-exempt income at a competitive rate.

WHAT FACTORS MADE POSITIVE CONTRIBUTIONS TO YOUR PERFORMANCE?

One of the ways we benefited was through the favorable supply and demand relationship that characterized the period. While demand remained relatively high--both from investors seeking tax-free income and those who were simply interested in potential price appreciation--there were less new municipal bond offerings brought to market in 1995. This relationship supported prices over the past six months and should continue to work in favor of bondholders going forward.

WERE THERE ANY FACTORS THAT LIMITED PERFORMANCE OVER THE PERIOD?

Throughout the year, the overriding theme has been the possibility of tax reform. Tax reform, if it were dramatic, would have the potential to limit municipal bonds' tax advantages. The fact that it's being discussed in Washington has limited the rally of bond prices. And longer-term bonds have felt pricing pressures more because they would be affected more by any such changes. We continue to believe that any reforms that may pass in the near term will be limited in scope, however, so we've viewed this period of nervousness as a buying opportunity.

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

In response to tax reform talks, we've focused on buying both bonds with shorter maturities and prerefunded


4    Oppenheimer Pennsylvania Tax-Exempt Fund

FACING PAGE
Top left: Robert Patterson,
Portfolio Manager, with Len Darling, Executive VP, Director of Fixed Income Investments

Top right: Michael Maciolek, Securities Analyst

Bottom: Caryn Halbrecht, Vice President, Tax-Exempt Portfolio Manager

THIS PAGE
Top right: Robert Patterson

Bottom:Caryn Halbrecht with Donna Compert, Municipal Securities Trader

A 1995
WAS A GREAT
YEAR FOR MUNICIPAL BONDS.

bonds. Because of the time it would take to change the tax laws, both of these sectors have been less vulnerable to price pressures. We've also been buying bonds with maturities of 15-20 years. This area of the market already reflects the negative impact of tax reform fears to the point where we think they are sell-ing at compelling values. Due to the current yield curve, these bonds are paying nearly as much income as longer bonds, but with less susceptibility to price pressures.(1)

     Beyond our strategy for managing tax reform, as bonds rallied over the year, we've been selling par bonds, or bonds that we bought at a discount, that have realized their potential.

     In the portfolio, we've also been emphasizing rev-enue bonds over general obligation bonds. Unlike general obligations, which are reliant on the taxing authority of the municipality issuing them, the income for revenue bonds comes from the project being financed itself--like a bridge or toll road. As a result, revenue bonds' income can be more measurable and predictable.

     And finally, we've been buying some lower-rated, high coupon bonds that were out of favor in recent months. In this arena, we bought some hos-pital bonds that we think look valuable. The hospital issues we're investing in have been aggressively improving their competitive positions, but as it's not yet been reflected in their prices, we believe this is a market with great potential.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook remains positive. We believe that with favorable economic fundamentals such as moderate growth and low inflation, the coming year should be a good environment for municipal bonds. With the market having moved dramatically over the year, however, we expect that the coming year will be a more typical period for municipal bond investors--where bonds will continue to perform well, but where the majority of returns will come from income. Within that environment, we believe the investment decisions we've made will position us to provide a competitive level of income with low relative volatility.




1. The Fund's portfolio is subject to change.

5    Oppenheimer Pennsylvania Tax-Exempt Fund

FINANCIALS

CONTENTS
STATEMENT OF INVESTMENTS                        7
STATEMENT OF ASSETS & LIABILITIES              11
STATEMENT OF OPERATIONS                        12
STATEMENTS OF CHANGES IN NET ASSETS            13
FINANCIAL HIGHLIGHTS                           14
NOTES TO FINANCIAL STATEMENTS                  16
INDEPENDENT AUDITORS' REPORT                   19
FEDERAL INCOME TAX INFORMATION                 20


6  Oppenheimer Pennsylvania Tax-Exempt Fund

STATEMENT OF INVESTMENTS   December 31, 1995

                                                                       RATINGS: MOODY'S/
                                                                       S&P'S/FITCH'S              FACE          MARKET VALUE
                                                                       (UNAUDITED)                AMOUNT        SEE NOTE 1
============================================================================================================================
MUNICIPAL BONDS AND NOTES--98.7%
============================================================================================================================
PENNSYLVANIA--94.9%

Allegheny County, Pennsylvania Hospital
Development Authority Revenue Bonds,
Magee Women's Hospital, FGIC Insured, 5.375%, 10/1/13                    Aaa/AAA/AAA            $2,000,000        $2,014,930
----------------------------------------------------------------------------------------------------------------------------
Allegheny County, Pennsylvania Hospital Development
Authority Revenue Bonds, Presbyterian University
Hospital, Prerefunded, Series A, MBIA Insured,
7.60%, 3/1/08                                                            Aaa/AAA                   600,000           654,947
----------------------------------------------------------------------------------------------------------------------------
Beaver County, Pennsylvania Industrial Development
Authority Pollution Control Revenue Refunding
Collateral Bonds, Toledo Edison Project,
Series A, 7.75%, 5/1/20                                                  Ba2/BB                  2,000,000         2,174,632
----------------------------------------------------------------------------------------------------------------------------
Berks County, Pennsylvania General Obligation
Bonds, FGIC Insured, Inverse Floater, 8.27%, 11/10/20(1)                 Aaa/AAA/AAA             1,000,000         1,150,336
----------------------------------------------------------------------------------------------------------------------------
Blair County, Pennsylvania Hospital Authority
Revenue Bonds, Altoona Hospital Project,
AMBAC Insured, Inverse Floater, 5.755%, 7/1/14(1)                        Aaa/AAA/AAA               700,000           775,344
----------------------------------------------------------------------------------------------------------------------------
Bucks County, Pennsylvania Water & Sewer
Authority Revenue Bonds, Neshaminy Interceptor
System, Prerefunded, FGIC Insured, 7.50%, 12/1/13                        Aaa/AAA/AAA             1,500,000         1,641,634
----------------------------------------------------------------------------------------------------------------------------
Dauphin County, Pennsylvania General Authority
Hospital Revenue Bonds, Hapsco-Western
Pennsylvania Hospital Project, Series A-1,
MBIA Insured, 5.50%, 7/1/13                                              Aaa/AAA                 1,000,000         1,017,021
----------------------------------------------------------------------------------------------------------------------------
Dauphin County, Pennsylvania Hospital Authority
Revenue Refunding Bonds: Harrisburg Hospital
Project, MBIA Insured, 8.25%, 7/1/14                                     Aaa/AAA                 1,450,000         1,558,067
----------------------------------------------------------------------------------------------------------------------------
Dauphin County, Pennsylvania Hospital Authority
Revenue Refunding Bonds, Polyclinic Medical
Center Project, MBIA Insured, 5.40%, 8/15/13                             Aaa/AAA                 2,500,000         2,520,030
----------------------------------------------------------------------------------------------------------------------------
Delaware County, Pennsylvania Authority
University Revenue Bonds, Villanova University,
MBIA Insured, 6.90%, 8/1/16                                              Aaa/AAA                 1,000,000         1,086,519
----------------------------------------------------------------------------------------------------------------------------
Delaware County, Pennsylvania Industrial
Development Authority Revenue Refunding Bonds,
Resource Recovery Project, Series A, 8.10%, 12/1/13                      Aa3/AA--                3,200,000         3,378,604
----------------------------------------------------------------------------------------------------------------------------
Delaware River Joint Toll Bridge Commission
Revenue Bonds, Interstate 78, Prerefunded,
FGIC Insured, 7.80%, 7/1/18                                              Aaa/AAA/AAA             1,275,000         1,411,217
----------------------------------------------------------------------------------------------------------------------------
Delaware River Port Authority, Delaware
River Bridges Revenue Refunding Bonds,
AMBAC Insured, 7.375%, 1/1/07                                            Aaa/AAA/AAA               770,000           849,535
----------------------------------------------------------------------------------------------------------------------------
Erie, Pennsylvania Higher Education Building
Authority College Revenue Bonds, Mercyhurst
College Project, Prerefunded, 7.85%, 9/15/19                             NR/AAA                  1,000,000         1,124,492


7  Oppenheimer Pennsylvania Tax-Exempt Fund

                                                                         RATINGS: MOODY'S/
                                                                         S&P'S/FITCH'S          FACE              MARKET VALUE
                                                                         (UNAUDITED)            AMOUNT            SEE NOTE 1
============================================================================================================================
PENNSYLVANIA (CONTINUED)

Langhorne Manor Boro, Pennsylvania Higher
Education & Health Authority Revenue Bonds,
Woods Schools Project, Prerefunded, 8.75%, 11/15/14                      NR/AAA                 $1,000,000        $1,178,600
----------------------------------------------------------------------------------------------------------------------------
Lehigh County, Pennsylvania General Purpose
Authority Revenue Bonds, Lehigh Valley
Hospital, Inc., Series A, MBIA Insured, 7%, 7/1/16                       Aaa/AAA                 1,250,000         1,506,695
----------------------------------------------------------------------------------------------------------------------------
Monroeville, Pennsylvania Hospital Authority
Revenue Refunding Bonds, Forbes Health
System, 6.25%, 10/1/15                                                   Baa1/BBB+               1,000,000         1,029,261
----------------------------------------------------------------------------------------------------------------------------
Northampton County, Pennsylvania Higher
Education Authority Revenue Refunding Bonds,
Lehigh University, 7.10%, 9/1/05                                         NR/A                    2,140,000         2,280,041
----------------------------------------------------------------------------------------------------------------------------
Northumberland County, Pennsylvania Authority
Commonwealth Lease Revenue Bonds,
MBIA Insured, 6.25%, 10/15/09                                            Aaa/AAA                 2,000,000         2,188,346
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania Convention Center Authority
Revenue Bonds, Escrowed to Maturity,
Series A, FGIC Insured, 6.70%, 9/1/16                                    Aaa/AAA/AAA             1,850,000         2,196,188
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania Economic Development Financing
Authority Resource Recovery Revenue Bonds,
Colver Project, Series D, 7.15%, 12/1/18                                 NR/BBB--                2,000,000         2,180,594
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania Economic Development Financing
Authority Wastewater Treatment Revenue Bonds,
Sun Co., Inc.-R & M Project, Series A, 7.60%, 12/1/24                    Baa1/BBB+               2,000,000         2,227,342
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania Housing Finance Agency
Revenue Bonds, Single Family Mtg.:
Series 31C, Inverse Floater, 9.534%, 10/1/23(1)                          Aa/AA                   1,000,000         1,098,710
Series 40, 6.80%, 10/1/15                                                Aa/AA                   2,000,000         2,083,648
Series 44C, 6.65%, 10/1/21                                               Aa/AA                   1,000,000         1,040,885
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania State General Obligation Refunding
Bonds, First Series, 10%, 4/15/98                                        A1/AA--/AA--            1,880,000         2,122,527
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania State Higher Education Assistance
Agency Student Loan Revenue Bonds, AMBAC
Insured, Inverse Floater, 8.025%, 3/1/22(1)                              Aaa/AAA/AAA             1,250,000         1,301,424
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania State Higher Educational Facilities
Authority College & University Revenue Bonds,
Hahnemann University Project,
MBIA Insured, 7.20%, 7/1/19                                              Aaa/AAA                 1,500,000         1,657,720
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania State Higher Educational
Facilities Authority College & University
Revenue Bonds, Thomas Jefferson University,
Series A, 6.625%, 8/15/09                                                Aa/A+                     750,000           826,795
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania State Industrial Development
Authority Economic Development Revenue Bonds,
Prerefunded, Series A, 7%, 1/1/11                                        NR/A--/AAA              1,000,000         1,144,286


8 Oppenheimer Pennsylvania Tax-Exempt Fund

                                                                         RATINGS: MOODY'S/
                                                                         S&P'S/FITCH'S          FACE              MARKET VALUE
                                                                         (UNAUDITED)            AMOUNT            SEE NOTE 1
============================================================================================================================
PENNSYLVANIA (CONTINUED)

Pennsylvania State Turnpike Commission
Turnpike Revenue Bonds, Prerefunded:
Series E, MBIA Insured, 7.50%, 12/1/09                                   Aaa/AAA                $1,000,000        $1,135,527
Series K, 7.50%, 12/1/19                                                 Aaa/AAA                 2,500,000         2,838,817
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania State University Revenue Refunding
Bonds, Series B, 5.50%, 8/15/16                                          A1/AA--                 2,500,000         2,532,367
----------------------------------------------------------------------------------------------------------------------------
Philadelphia, Pennsylvania Gas Works Revenue
Bonds, 15th Series, 5.25%, 8/1/15                                        Baa1/BBB/A--            1,000,000           944,999
----------------------------------------------------------------------------------------------------------------------------
Philadelphia, Pennsylvania Hospitals & Higher
Educational Facilities Authority Revenue Bonds,
Albert Einstein Medical Center, 7.625%, 4/1/11                           A/BBB+                  3,500,000         3,776,653
----------------------------------------------------------------------------------------------------------------------------
Philadelphia, Pennsylvania Hospitals & Higher
Educational Facilities Authority Revenue Bonds,
Temple University Hospital, Series A, 6.625%, 11/15/23                   Baa1/A--                3,800,000         3,958,965
----------------------------------------------------------------------------------------------------------------------------
Philadelphia, Pennsylvania Hospitals & Higher
Educational Facilities Authority Revenue Refunding
Bonds, Jeanes Health System Project, 6.60%, 7/1/10                       NR/BBB                  1,000,000         1,017,632
----------------------------------------------------------------------------------------------------------------------------
Philadelphia, Pennsylvania Municipal Authority
Justice Lease Revenue Refunding Bonds,
Series A, FGIC Insured, 5.625%, 11/15/14                                 Aaa/AAA/AAA             1,000,000         1,026,617
----------------------------------------------------------------------------------------------------------------------------
Philadelphia, Pennsylvania Regional Port
Authority Lease Revenue Bonds, MBIA Insured,
Inverse Floater, 8.02%, 9/1/20(1)                                        Aaa/AAA                 2,100,000         2,258,277
----------------------------------------------------------------------------------------------------------------------------
Philadelphia, Pennsylvania Water & Sewer
Revenue Refunding Bonds, Escrowed to
Maturity, Tenth Series, 7.35%, 9/1/04                                    Aaa/AAA                   245,000           285,841
----------------------------------------------------------------------------------------------------------------------------
Philadelphia, Pennsylvania Water & Wastewater
Revenue Bonds, FGIC Insured, 10%, 6/15/05                                Aaa/AAA/AAA             1,900,000         2,610,868
----------------------------------------------------------------------------------------------------------------------------
Pittsburgh, Pennsylvania Water & Sewer Authority
Revenue Refunding Bonds, Escrowed to
Maturity, FGIC Insured, 7.25%, 9/1/14                                    Aaa/AAA/AAA             1,200,000         1,432,049
----------------------------------------------------------------------------------------------------------------------------
Schuylkill County, Pennsylvania Industrial
Development Authority Resource Recovery
Revenue Refunding Bonds, Schuylkill Energy
Resources, Inc., 6.50%, 1/1/10                                           NR/NR                   2,895,000         3,007,117
----------------------------------------------------------------------------------------------------------------------------
St. Mary Hospital Authority Langhorne,
Pennsylvania Hospital Revenue Refunding
Bonds, Franciscan Health Project,
Series B, BIG Insured, 7%, 7/1/14                                        Aaa/AAA                   500,000           544,588
----------------------------------------------------------------------------------------------------------------------------
Washington County, Pennsylvania Municipal
Facility Lease Authority Revenue Bonds,
Prerefunded, AMBAC Insured, 7.45%, 12/15/12                              Aaa/AAA/AAA             2,000,000         2,303,734
                                                                                                                ------------
                                                                                                                  77,094,421


9  Oppenheimer Pennsylvania Tax-Exempt Fund

                                                                         RATINGS: MOODY'S/
                                                                         S&P'S/FITCH'S          FACE            MARKET VALUE
                                                                         (UNAUDITED)            AMOUNT            SEE NOTE 1
============================================================================================================================
U.S. POSSESSIONS--3.8%

Puerto Rico Commonwealth General Obligation
Bonds, MBIA Insured, Inverse Floater, 7.284%, 7/1/08(1)                  Aaa/AAA                $1,000,000       $ 1,086,833
----------------------------------------------------------------------------------------------------------------------------
Puerto Rico Electric Power Authority
Revenue Refunding Bonds, Series N, 5%, 7/1/12                            Baa1/A--                1,000,000           950,375
----------------------------------------------------------------------------------------------------------------------------
Puerto Rico Housing Bank & Finance
Agency Single Family Mtg. Revenue Bonds,
Affordable Housing Mtg.-Portfolio I, 6.25%, 4/1/29                       Aaa/AAA                 1,000,000         1,027,549
                                                                                                                 -----------
                                                                                                                   3,064,757

============================================================================================================================
TOTAL INVESTMENTS, AT VALUE (COST $77,090,279)                                                        98.7%       80,159,178

============================================================================================================================
OTHER ASSETS NET OF LIABILITIES                                                                        1.3         1,053,806
                                                                                                 ---------       -----------
NET ASSETS                                                                                           100.0%      $81,212,984
                                                                                                 =========       ===========

1. Represents the current interest rate for a variable rate bond. These variable rate bonds known as ``inverse floaters'' pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $7,670,924 or 9.45% of the Fund's net assets at December 31, 1995.

As of December 31, 1995 , securities subject to the alternative minimum tax amounted to $13,967,268 or 17.20% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

INDUSTRY                                                                                      MARKET VALUE           PERCENT
----------------------------------------------------------------------------------------------------------------------------
Hospitals                                                                                      $20,374,132             25.4%
Utilities                                                                                       16,432,081             20.5
Education                                                                                       10,686,535             13.3
Transportation                                                                                   8,493,373             10.6
General Obligation Bonds                                                                         6,555,885              8.2
Lease/Rental                                                                                     5,518,697              6.9
Housing                                                                                          5,250,791              6.6
Corporate-Backed Municipals                                                                      2,227,342              2.8
Pollution Control                                                                                2,174,632              2.7
Student Loans                                                                                    1,301,424              1.6
Revenue Bonds                                                                                    1,144,286              1.4
                                                                                               -----------            ------
                                                                                               $80,159,178            100.0%
                                                                                               ===========            ======

See accompanying Notes to Financial Statements.


10  Oppenheimer Pennsylvania Tax-Exempt Fund

STATEMENT OF ASSETS AND LIABILITIES   December 31, 1995

============================================================================================================================
ASSETS

Investments, at value (cost $77,090,279)--see accompanying statement                                             $80,159,178
----------------------------------------------------------------------------------------------------------------------------
Receivables:
Interest                                                                                                           1,328,948
Shares of beneficial interest sold                                                                                   367,696
----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                  9,443
                                                                                                                  ----------
Total assets                                                                                                      81,865,265

============================================================================================================================
LIABILITIES

Bank overdraft                                                                                                        36,369
----------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                                            264,321
Shares of beneficial interest redeemed                                                                               217,241
Trustees' fees                                                                                                        38,717
Shareholder reports                                                                                                   36,743
Distribution and service plan fees                                                                                    30,161
Transfer and shareholder servicing agent fees                                                                          4,119
Other                                                                                                                 24,610
                                                                                                                ------------
Total liabilities                                                                                                    652,281

============================================================================================================================
NET ASSETS                                                                                                       $81,212,984
                                                                                                                ============

============================================================================================================================
COMPOSITION OF
NET ASSETS

Paid-in capital                                                                                                  $79,444,698
----------------------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                               (147,080)
----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss from investment transactions                                                        (1,153,533)
----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                                 3,068,899
                                                                                                                 -----------
Net assets                                                                                                       $81,212,984
                                                                                                                 ===========

============================================================================================================================
NET ASSET VALUE
PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets of $66,483,283
and 5,377,105 shares of beneficial interest outstanding)                                                              $12.36
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)                       $12.98

----------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $14,465,990 and 1,170,055 shares of beneficial interest outstanding)                                               $12.36

----------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $263,711 and 21,337 shares of beneficial interest outstanding)                                                     $12.36

See accompanying Notes to Financial Statements.

11  Oppenheimer Pennsylvania Tax-Exempt Fund

STATEMENT OF OPERATIONS   For the Year Ended December 31, 1995

============================================================================================================================
INVESTMENT INCOME

Interest                                                                                                          $5,156,837

============================================================================================================================
EXPENSES

Management fees--Note 4                                                                                              462,471
----------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                               95,622
Class B                                                                                                              121,620
Class C                                                                                                                  165
----------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                   84,149
----------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                                 62,693
----------------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                               24,550
----------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                           22,843
----------------------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                                     6,512
----------------------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class B                                                                                                                1,203
Class C                                                                                                                   24
----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                  2,628
                                                                                                                 -----------
Total expenses                                                                                                       884,480
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4                                                     (12,068)
                                                                                                                 -----------
Net expenses                                                                                                         872,412

============================================================================================================================
NET INVESTMENT INCOME                                                                                              4,284,425

============================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)

Net realized loss on investments                                                                                    (149,202)
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                               7,766,744
                                                                                                                 -----------
Net realized and unrealized gain                                                                                   7,617,542

============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $11,901,967
                                                                                                                 ===========

See accompanying Notes to Financial Statements.


12  Oppenheimer Pennsylvania Tax-Exempt Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                           1995                   1994
============================================================================================================================
OPERATIONS

Net investment income                                                                      $4,284,425             $3,907,127
----------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                            (149,202)            (1,065,903)
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                        7,766,744             (8,445,048)
                                                                                           ----------             ----------
Net increase (decrease) in net assets resulting from operations                            11,901,967             (5,603,824)

============================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS

Dividends from net investment income:
Class A                                                                                    (3,637,885)            (3,639,305)
Class B                                                                                      (583,457)              (367,811)
Class C                                                                                          (803)                    --
----------------------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income:
Class A                                                                                       (92,297)                    --
Class B                                                                                       (20,449)                    --

============================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS

Net increase (decrease) in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                                      (796,475)             4,897,535
Class B                                                                                     3,839,201              4,838,266
Class C                                                                                       262,069                     --

============================================================================================================================
NET ASSETS

Total increase                                                                             10,871,871                124,861
----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                        70,341,113             70,216,252
                                                                                          -----------            -----------
End of period (including overdistributed net investment
income of $147,080 and $62,280, respectively)                                             $81,212,984            $70,341,113
                                                                                          ===========            ===========

See accompanying Notes to Financial Statements.

13  Oppenheimer Pennsylvania Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

                                                    CLASS A
                                                    -----------------------------------------

                                                    YEAR ENDED DECEMBER 31,
                                                    1995             1994        1993
=============================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                $11.19           $12.85       $12.05
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .68              .67          .69
Net realized and unrealized gain (loss)               1.18            (1.64)         .85
                                                    ------          -------      -------
Total income (loss) from investment operations        1.86             (.97)        1.54
---------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.67)            (.69)        (.70)
Dividends in excess of net investment income          (.02)              --           --
Distributions from net realized gain                    --               --         (.04)
                                                    ------          -------      -------
Total dividends and distributions to shareholders     (.69)            (.69)        (.74)
---------------------------------------------------------------------------------------------
Net asset value, end of period                      $12.36           $11.19       $12.85
                                                    ======          =======      =======

=============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                  16.94%           (7.68)%      13.12%

=============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)           $66,483          $60,857      $64,640
---------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $64,901          $62,786      $50,974
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 5.68%            5.65%        5.52%
Expenses, before voluntary assumption by the
   Manager or Distributor                             1.01%             .98%        1.06%
Expenses, net of voluntary assumption by the
   Manager or Distributor                              N/A              N/A         .99%
---------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                            31.1%            37.0%        14.6%

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

2. For the period from May 1, 1993 (inception of offering) to December 31,
1993.

3. For the period from September 18, 1989 (commencement of operations) to December 31, 1989.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


14  Oppenheimer Pennsylvania Tax-Exempt Fund

                                                    CLASS A
                                                    -------------------------------------------


                                                     1992        1991        1990       1989(3)
==================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                 $11.93      $11.43      $11.58     $11.43
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .76         .74         .81        .18
Net realized and unrealized gain (loss)                 .17         .53        (.15)       .15
                                                    -------     -------      ------    -------
Total income (loss) from investment operations          .93        1.27         .66        .33
--------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.73)       (.73)       (.81)      (.18)
Dividends in excess of net investment income             --          --          --         --
Distributions from net realized gain                   (.08)       (.04)         --         --
                                                    -------     -------      ------    -------
Total dividends and distributions to shareholders      (.81)       (.77)       (.81)      (.18)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.05      $11.93      $11.43     $11.58
                                                    =======     =======      ======    =======

==================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                     8.04%     11.49%       6.00%      3.25%

==================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $33,290     $13,791      $8,406     $2,353
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $21,936     $10,717      $5,170     $1,231
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  6.36%       6.30%       7.06%      6.12%(5)
Expenses, before voluntary assumption by the
   Manager or Distributor                              1.39%       1.29%       1.77%      2.49%(5)
Expenses, net of voluntary assumption by the
   Manager or Distributor                              1.06%        N/A         .59%       .91%(5)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                             29.9%       15.5%        5.3%       0.0%


                                                      CLASS B                         CLASS C
                                                      --------------------------------------------
                                                                                      PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,         DECEMBER 31,
                                                      1995       1994      1993(2)    1995(1)
==================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $11.19     $12.84    $12.44      $11.91
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .59        .59       .36         .21
Net realized and unrealized gain (loss)                 1.17      (1.65)      .45         .45
                                                     -------     ------  --------     -------
Total income (loss) from investment operations          1.76      (1.06)      .81         .66
--------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.57)      (.59)     (.37)       (.21)
Dividends in excess of net investment income            (.02)        --        --          --
Distributions from net realized gain                      --         --      (.04)         --
                                                     -------     ------  --------     -------
Total dividends and distributions to shareholders       (.59)      (.59)     (.41)       (.21)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                        $12.36     $11.19    $12.84      $12.36
                                                     =======     ======  ========     =======

==================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                    16.06%     (8.32)%    6.67%       5.55%

==================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $14,466     $9,484    $5,576        $264
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $12,183     $7,329    $2,770        $ 51
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   4.89%      4.88%     4.26%(5)    4.40%(5)
Expenses, before voluntary assumption by the
   Manager or Distributor                               1.88%      1.85%     1.88%(5)    2.06%(5)
Expenses, net of voluntary assumption by the
   Manager or Distributor                               1.78%      1.75%     1.78%(5)    1.96%(5)
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                              31.1%      37.0%     14.6%       31.1%

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $27,338,414 and $23,642,998, respectively.


See accompanying Notes to Financial Statements.


15  Oppenheimer Pennsylvania Tax-Exempt Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

Oppenheimer Pennsylvania Tax-Exempt Fund (the Fund) is a separate series of Oppenheimer Multi-State Tax-Exempt Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek the maximum current income exempt from federal and Pennsylvania personal income taxes for individual investors that is consistent with the preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term ``non-money market'' debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of $1,133,000, which expires in 2002 and 2003.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1995, a provision of $16,971 was made for the Fund's projected benefit obligations, and a payment of $507 was made to a retired trustee, resulting in an accumulated liability of $31,137 at December 31, 1995.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


16  Oppenheimer Pennsylvania Tax-Exempt Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended December 31, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1995, amounts have been reclassified to reflect a decrease in paid-in capital of $17, an increase in overdistributed net investment income of $34,334, and a decrease in accumulated net realized loss on investments of $34,351.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in Pennsylvania and, therefore, may have more credit risks related to the economic conditions of Pennsylvania than a portfolio with a broader geographical diversification.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             YEAR ENDED DECEMBER 31, 1995(1)    YEAR ENDED DECEMBER 31, 1994
                             --------------------------------   -----------------------------
                             SHARES            AMOUNT           SHARES          AMOUNT
---------------------------------------------------------------------------------------------
Class A:
Sold                            825,097        $9,802,254       1,479,731       $17,605,222
Dividends reinvested            199,971         2,384,211         200,372         2,359,317
Redeemed                     (1,088,358)      (12,982,940)     (1,270,347)      (15,067,004)
                             ----------       -----------      ----------       -----------
Net increase (decrease)         (63,290)       $ (796,475)        409,756       $ 4,897,535
                             ==========       ===========      ==========       ===========

---------------------------------------------------------------------------------------------
Class B:
Sold                            359,124        $4,282,282         442,928       $ 5,204,609
Dividends reinvested             30,661           366,174          19,685           230,132
Redeemed                        (67,574)         (809,255)        (48,897)         (596,475)
                             ----------       -----------      ----------       -----------
Net increase                    322,211        $3,839,201         413,716       $ 4,838,266
                             ==========       ===========      ==========       ===========

---------------------------------------------------------------------------------------------
Class C:
Sold                             21,431        $  263,229              --       $        --
Dividends reinvested                 31               377              --                --
Redeemed                           (125)           (1,537)             --                --
                             ----------       -----------      ----------       -----------
Net increase                     21,337        $  262,069              --       $        --
                             ==========       ===========      ==========       ===========

1. For the year ended December 31, 1995 for both Class A and Class B shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class C shares.


17  Oppenheimer Pennsylvania Tax-Exempt Fund

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

At December 31, 1995, net unrealized appreciation on investments of $3,068,899 was composed of gross appreciation of $3,200,658, and gross depreciation of $131,759.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .60% on the first $200 million of average annual net assets, .55% on the next $100 million, .50% on the next $200 million, .45% on the next $250 million, .40% on the next $250 million and .35% on net assets in excess of $1 billion. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Fund expenses.

     For the year ended December 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $234,306, of which $62,669 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $112,289 and $1,306, of which $13,630 was paid to an affiliated broker/dealer. During the year ended December 31, 1995, OFDI received contingent deferred sales charges of $22,836 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     Under separate approved plans, Class A may expend up to .15% of its net assets, and Class B and Class C may expend up to .25% (voluntarily reduced to
 .15% by the Fund's Board) of their net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expenses of $473,840 for Class B and $2,309 for Class C. During the year ended December 31, 1995, OFDI paid $7,550 and $1,792, respectively, to an affiliated broker/dealer as compensation for Class A and Class B personal service and maintenance expenses, and retained $98,080 as compensation for Class B sales commissions and service fee advances, as well as financing costs.


18  Oppenheimer Pennsylvania Tax-Exempt Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of Oppenheimer Pennsylvania Tax-Exempt
Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Pennsylvania Tax-Exempt Fund as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the six-year period then ended and the period from September 18, 1989 (commencement of operations) to December 31, 1989. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Tax-Exempt Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the six-year period then ended and the period from September 18, 1989 (commencement of operations) to December 31, 1989, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP

Denver, Colorado
January 22, 1996


19  Oppenheimer Pennsylvania Tax-Exempt Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)

================================================================================
In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     None of the dividends paid by the Fund during the fiscal year ended December 31, 1995 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


20  Oppenheimer Pennsylvania Tax-Exempt Fund

OPPENHEIMER PENNSYLVANIA TAX-EXEMPT FUND

A Series of Oppenheimer Multi-State Tax-Exempt Trust

================================================================================
OFFICERS AND TRUSTEES

Leon Levy, Chairman of the Board of Trustees
Robert G. Galli, Trustee
Benjamin Lipstein, Trustee
Bridget A. Macaskill, Trustee and President
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Sidney M. Robbins, Trustee
Donald W. Spiro, Trustee
Pauline Trigere, Trustee
Clayton K. Yeutter, Trustee
Robert E. Patterson, Vice President
George C. Bowen, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott Farrar, Assistant Treasurer
Andrew J. Donohue, Secretary
Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR

OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR

OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

Citibank, N.A.

================================================================================
INDEPENDENT AUDITORS

KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL

Gordon Altman Butowsky Weitzen Shalov & Wein

This is a copy of a report to shareholders of Oppenheimer Pennsylvania Tax-Exempt Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Pennsylvania Tax-Exempt Fund. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

21  Oppenheimer Pennsylvania Tax-Exempt Fund

Oppenheimer Funds Family

================================================================================
OppenheimerFunds offers over 35 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

     When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 2.8 million shareholder accounts and more than $41 billion under Oppenheimer's management and that of our affiliates.

     At OppenheimerFunds, we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

================================================================================
STOCK FUNDS

        Global Emerging Growth Fund            Growth Fund
        Enterprise Fund                        Global Fund
        Discovery Fund                         Quest Global Value Fund
        Quest Small Cap Value Fund             Oppenheimer Fund
        Gold & Special Minerals Fund           Value Stock Fund
        Target Fund                            Quest Value Fund
================================================================================
STOCK & BOND FUNDS

        Main Street Income & Growth Fund       Global Growth & Income Fund
        Quest Opportunity Value Fund           Equity Income Fund
        Total Return Fund                      Asset Allocation Fund
        Quest Growth & Income Value Fund       Strategic Income & Growth Fund
================================================================================
BOND FUNDS

        International Bond Fund                Bond Fund
        High Yield Fund                        U.S. Government Trust
        Strategic Income Fund                  Limited-Term Government Fund
        Champion Income Fund
================================================================================
TAX-EXEMPT FUNDS

        California Tax-Exempt Fund(2)          Pennsylvania Tax-Exempt Fund(2)
        Florida Tax-Exempt Fund(2)             Tax-Free Bond Fund
        New Jersey Tax-Exempt Fund(2)          Insured Tax-Exempt Fund
        New York Tax-Exempt Fund(2)            Intermediate Tax-Exempt Fund
================================================================================
MONEY MARKET FUNDS

        Money Market Fund                      Cash Reserves


1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

2. Available only to investors in certain states.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.

(C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.

22    Oppenheimer Pennsylvania Tax-Exempt Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048
---------------------------------------

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457
---------------------------------------

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310
---------------------------------------

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461
---------------------------------------

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104
---------------------------------------

RA0740.001.1295       February 28, 1996

[Picture of Jennifer Leonard]
[Caption] Jennifer Leonard, Customer Service Representative
OppenheimerFunds Service

''How may I help you?''

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that ''links'' your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMER LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270
---------------------------------------------
Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
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